Exhibit 10.2

ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

BLUEROCK REAL ESTATE, L.L.C., a Delaware limited liability company (“Assignor”), hereby assigns and transfers all of its right, title and interest as the “Buyer” under and pursuant to that certain Agreement of Purchase and Sale between WRPV XI FH AUSTIN, L.P., a Delaware limited partnership (“Seller”), and Assignor, as Buyer, having an effective date of January 19, 2015, as from time to time amended (the “Purchase Agreement”), to BR FOX HILLS TIC-1, LLC, a Delaware limited liability company, and BR FOX HILLS TIC-2, LLC, a Delaware limited liability company, as tenants in common (individually and together, “Assignee”).

As consideration for the foregoing assignment, Assignee shall assume and perform all of the rights and obligations of Assignor under the Purchase Agreement. Notwithstanding such assignment, Assignor and Assignee shall be jointly and severally liable to Seller for the Buyer’s obligations under the Purchase Agreement.

This Assignment of Agreement of Purchase and Sale may be executed in multiple counterparts, all of which together shall constitute one and the same original.

This Assignment of Agreement of Purchase and Sale shall be governed by, and interpreted in accordance with, the laws of the State of Texas.

[SIGNATURES TO FOLLOW]

DATE:         March 5, 2015

ASSIGNOR:

BLUEROCK REAL ESTATE, L.L.C.,
a Delaware limited liability company

By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

ASSIGNEE:

BR FOX HILLS TIC-1, LLC,
a Delaware limited liability company

By:	23Hundred, LLC,
a Delaware limited liability company,
its sole member

	By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

BR FOX HILLS TIC-2, LLC,
a Delaware limited liability company

By:	Bell BR Waterford Crossing JV, LLC,
a Delaware limited liability company,
its sole member

	By:	/s/ Jordan Ruddy
Jordan Ruddy, Authorized Signatory

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